Exhibit 99.1

FOR IMMEDIATE RELEASE

TD Ameritrade to Acquire Scottrade

Transaction adds scale and solidifies TD Ameritrade’s leadership position

12-15% EPS accretion expected in Years 2 and 3 (GAAP basis),3 15-20% on an adjusted basis4

Enables delivery of broader trading and investing experience to 3.1 million client accounts

Significantly expands service and distribution footprint, further accelerating asset gathering capabilities

Scottrade Founder and CEO Rodger Riney to receive seat on TD Ameritrade Board of Directors

Conference Call with management today at 8:30 a.m. EDT

OMAHA, Neb., October 24, 2016 – TD Ameritrade Holding Corporation (Nasdaq: AMTD) and Scottrade Financial Services, Inc. today announced that they have entered into a definitive agreement for TD Ameritrade to acquire Scottrade in a cash and stock transaction valued at $4 billion.1

The transaction combines two highly complementary organizations with long histories of helping millions of people invest in their financial futures. For TD Ameritrade, the transaction adds significant scale to its retail business, extends its leadership in trading, and more than quadruples the size of its branch network.

The company expects to realize approximately $450 million in combined annual expense synergies, and more than $300 million in additional longer-term opportunities. The first 25 percent of the expense synergies are expected to be realized in Year 1 post-close and the remainder realized in Year 2. Furthermore, the transaction is expected to generate double-digit EPS accretion post-conversion.

Terms of the Deal

The transaction, which has been approved by the boards of directors of TD Ameritrade, TD Bank Group (TD) and Scottrade, will take place in two, concurrent steps. First, TD will purchase Scottrade Bank from Scottrade Financial Services, Inc. for $1.3 billion in cash consideration.2 Under the terms of the proposed acquisition, Scottrade Bank will merge with and into TD Bank, N.A., an indirect wholly-owned subsidiary of The Toronto-Dominion Bank. Additionally, TD will purchase $400 million in new common equity (11 million shares) from TD Ameritrade in connection with the proposed transaction, pursuant to its preemptive rights.

Then, immediately following that acquisition, TD Ameritrade will acquire Scottrade Financial Services, Inc., for $4 billion, or $2.7 billion net of the proceeds from the sale of Scottrade Bank.

The $2.7 billion will be comprised of: 3

•	$1.0 billion in new common equity (28 million shares) issued to Scottrade shareholders; and

•	$1.7 billion in cash, which includes TD Ameritrade cash ($900 million), a new debt offering ($400 million), and the proceeds from the sale of 11 million shares to TD ($400 million).

Additionally, following the transaction’s close, Scottrade Founder and CEO Rodger Riney will be appointed to the TD Ameritrade Board of Directors.

Following this transaction, the company expects to maintain strong free cash flow.

Operational Highlights

For the 12 months ended Sept. 30, 2016, TD Ameritrade and Scottrade, on a pro-forma combined basis, had:

•	600,000 average client trades per day

•	$944 billion in total client assets

•	10 million funded client accounts

•	$14 billion in margin balances

•	$149 billion in cash balances

Impact on Growth Strategy

Scottrade has built a strong reputation for outstanding client service. This year clients ranked the brokerage “Highest in Investor Satisfaction with Self-Directed Services” in the J.D. Power 2016 U.S. Self-Directed Investor Satisfaction StudySM.5 With a network of nearly 500 branches employing more than 1,000 investment consultants, the transaction will significantly expand TD Ameritrade’s distribution channels and further accelerate its asset gathering capabilities.

Furthermore, with more than 3 million client accounts and $170 billion in assets under management, Scottrade represents a unique opportunity to acquire scale and an audience of retail investors that will benefit from TD Ameritrade’s broader service offering, which includes:

•	Deeper investor education solutions

•	Sophisticated trading platforms and advanced mobile trading technology

•	Access to more diverse products, like complex options, futures and foreign exchange

•	Access to more investment guidance and advice solutions, like goal planning services, “robo” advice, and the company’s Amerivest managed portfolios.

“For more than 40 years, TD Ameritrade has been committed to breaking down the barriers that stand between American investors and Wall Street. That means delivering an investing experience grounded in technology and innovation that educates and enables investors with all levels of ability and wealth to work toward their financial goals,” said Tim Hockey, TD Ameritrade president and chief executive officer. “We’ve found in Scottrade a partner with an equally-strong passion and a proven track record for delivering exceptional client experiences. This combination will allow us to leverage our strengths and increase our scale, further accelerate our asset gathering capabilities and introduce our award-winning line-up of trading tools, products and education services to millions of new investors.”

“Since founding Scottrade in 1980, our mission has been to lower the cost of investing and trading while treating clients fairly and honestly. Over the last 36 years, thanks to the tireless efforts of our talented associates, we have expanded our services and evolved the business while maintaining our commitment to helping people overcome barriers to financial success,” said Rodger Riney, Scottrade founder and chief executive officer. “We are confident we have found a great partner in TD Ameritrade, who shares our client-first focus. Joining forces will enable us to offer clients an expanded array of trading tools, enhanced education resources and advanced option capabilities with broader geographic reach. Together, we will be well-positioned to compete in today’s rapidly evolving financial services industry.”

The transaction is subject to regulatory approval and customary closing conditions. The parties expect it to close by Sept. 30, 2017, with an anticipated clearing conversion to TD Ameritrade systems in 2018.

Barclays Capital Inc. is serving as financial advisor to TD Ameritrade, and Wachtell, Lipton, Rosen & Katz is serving as legal advisor to TD Ameritrade. Goldman, Sachs & Co. is serving as financial advisor to Scottrade, and Sullivan & Cromwell is serving as legal advisor to Scottrade.

Conference Call and Webcast

TD Ameritrade will host a conference call and webcast for shareholders, analysts and media this morning, Oct. 24, 2016, at 8:30 a.m. EDT/7:30 a.m. CDT to discuss this announcement. The call will feature comments from Mr. Hockey, as well as Steve Boyle, the company’s executive vice president and chief financial officer.

Change to Quarterly Earnings Disclosure

In light of this announcement, the company has decided to expedite the release of its financial results for its fourth fiscal quarter and the full 2016 fiscal year. Earnings results will be issued via press release at approximately 6:30 a.m. EDT/5:30 a.m. CDT today, Oct. 24, 2016. Both Mr. Hockey and Mr. Boyle will address these results as part of today’s presentation.

As is the company’s custom, this morning’s presentation will be posted to the “Presentations & Events” page of www.amtd.com ahead of the conference call.

The company asks that interested parties visit or subscribe to newsfeeds at www.amtd.com for the most up-to-date corporate financial information, presentation announcements, transcripts and archives. The company also communicates this information via Twitter, @TDAmeritradePR. Web site links, corporate titles and telephone numbers provided in this release may change in the future.

Conference Call Details:

•	Participants may listen to the conference call by dialing 877-648-7976.

•	A replay of the phone call will be available by dialing 855-859-2056 and entering the Conference ID 69450485 beginning at 12:00 p.m. EDT (11:00 a.m. CDT) on Oct. 24, 2016. The replay will be available until 11:59 p.m. EDT (10:59 p.m. CDT) on Oct. 31, 2016.

•	A transcript of the call will be available on the Company’s corporate web site, www.amtd.com, via the “Investor Relations” page or the “Presentations & Events” page beginning Tuesday, Oct. 25, 2016.

Webcast Details:

•	The Company will webcast the conference call through www.amtd.com, via the “Presentations & Events” page of the web site.

•	The webcast will open to attendees 15 minutes before the conference call begins, or at approximately 8:15 a.m. EDT (7:15 a.m. CDT).

•	An archived version of the webcast will be available online beginning at approximately 12:00 p.m. EDT (11:00 a.m. CDT) on Oct. 24, 2016.

More information about this transaction is available at http://www.amtd.com/scottrade.

Source: TD Ameritrade Holding Corporation

About TD Ameritrade Holding Corporation

Millions of investors and independent registered investment advisors (RIAs) have turned to TD Ameritrade’s (Nasdaq: AMTD) technology, people and education to help make investing and trading easier to understand and do. Online or over the phone. In a branch or with an independent RIA. First-timer or sophisticated trader. Our clients want to take control, and we help them decide how - bringing Wall Street to Main Street for more than 40 years. An official sponsor of the 2016 U.S. Olympic Team and an official sponsor of the National Football League, TD Ameritrade has time and again been recognized as a leader in investment services. Please visit TD Ameritrade’s newsroom or www.amtd.com for more information, or read our stories at http://freshaccounts.amtd.com.

Brokerage services provided by TD Ameritrade, Inc., member FINRA (www.FINRA.org)/SIPC (www.SIPC.org).

About Scottrade Financial Services, Inc.

Scottrade Financial Services, Inc. is a privately-held financial services firm with four key lines of business: Scottrade, Inc., a leading brokerage company; Scottrade® Advisor Services, a division of Scottrade, Inc., which serves registered investment advisors; Scottrade Bank, a provider of online retail banking products and services, commercial lending and commercial equipment financing; and Scottrade Investment Management, providing investment guidance services. Scottrade, Inc. works with more than three million retail clients to provide the trading services and investment solutions they need to overcome barriers to financial success. Scottrade pairs its large nationwide branch network with advanced online products and services to help clients gain insight into the market and react quickly to trading opportunities. Scottrade Financial Services, Inc. is based in St. Louis, Mo. For more information, visit about.scottrade.com or www.scottrade.com. Brokerage services provided by Scottrade, Inc., member FINRA (www.FINRA.org)/SIPC (www.SIPC.org).

Forward-looking Statements

This document contains forward-looking statements within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995, including statements giving expectations or predictions of future financial or business performance or conditions. We intend these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions.

In particular, any projections or expectations regarding the proposed business combination transaction between TD Ameritrade Holding Corporation (“TD Ameritrade”) and Scottrade Financial Services, Inc. (“Scottrade”) described herein, our future revenues, expenses, earnings, capital expenditures, effective tax rates, client trading activity, accounts or stock price, as well as the assumptions on which such expectations are based, are forward-looking statements. These statements reflect only our current expectations and are not guarantees of future performance or results. These statements involve risks, uncertainties and assumptions that change over time and could cause actual results or performance to differ materially from those contained in the forward- looking statements and historical performance. In addition to the risks, uncertainties and assumptions previously disclosed in TD Ameritrade’s reports and documents filed with the Securities and Exchange Commission (“SEC”) and those identified elsewhere in this communication, these risks, uncertainties and assumptions include, but are not limited to: the ability to obtain regulatory approvals and meet other closing conditions to the proposed transaction, including the completion of the merger between Scottrade Bank and TD Bank, N.A., on the expected terms and schedule; delay in closing the transaction; difficulties and delays in integrating the TD Ameritrade and Scottrade businesses or fully realizing cost savings and other benefits; business disruption following the proposed transaction; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; TD Ameritrade’s and Scottrade’s businesses experiencing disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with employees, customers, other business partners or governmental entities; the inability to realize synergies or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of regulatory bodies and legislative and regulatory actions and reforms, general economic and political conditions and other securities industry risks, fluctuations in interest rates, stock market fluctuations and changes in client trading activity, credit risk with clients and counterparties, increased competition, systems failures, delays and capacity constraints, network security risks, liquidity risks, new laws and regulations affecting our businesses, regulatory and legal matters and uncertainties and other risk factors described in our latest Annual Report on Form 10-K, filed with the SEC on Nov. 20, 2015 and our subsequent Quarterly Reports on Form 10-Q filed thereafter and other reports and documents we file with the SEC. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time and speak only as of the date on which the statements were made. We undertake no obligation to update or revise publicly any forward- looking statements, whether as a result of new information, future events or otherwise, except to the extent required by the federal securities laws.

(1)	Purchase price for Scottrade Financial Services, Inc. is subject to closing adjustments.

(2)	Purchase price for Scottrade Bank is based on Scottrade Bank tangible book value adjusted at closing; Scottrade Bank tangible book value was $1.3 billion as of 9/30/16.
(3)	Equity issuance is calculated based on closing share price of $36.12 as of 10/7/16. The issuance to TD Bank Group is made pursuant to its contractual rights under the company’s stockholder agreement.
(4)	Accretion/(dilution) on an adjusted basis excludes current deal client intangible amortization expense.
(5)	Scottrade received the highest numerical score in the J.D. Power 2016 Self-Directed Investor Satisfaction Study, based on 4,242 responses measuring 13 firms and the experiences and perceptions of investors who use self-directed investment firms, surveyed in January 2016. Your experiences may vary. Visit jdpower.com.

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For Media:	For AMTD Stockholders:
Kim Hillyer	Jeff Goeser
TD Ameritrade	TD Ameritrade
Director, Communications & Public Affairs	Director, Investor Relations & Finance
402-574-6523	402-597-8464
kim.hillyer@tdameritrade.com	jeffrey.goeser@tdameritrade.com
@TDAmeritradePR

Shea Leordeanu

Scottrade

Vice President, Public Relations

314.965.1555 x3909

sleordeanu@scottrade.com